November 26, 2004

DELTA OIL & GAS INC.
1122 - 6 Ave. N Seattle, Washington
98109 USA

Re: Participation Proposal
Todd Creek Property, Alberta
______________________________________________________________
Whereas Win Energy Corporation (“Win”) has acquired a land position in the above noted property and whereas Delta Oil & Gas Inc. (“Delta”) has expressed an interest in participating with Win in future operations in its Todd Property, the following proposal is submitted for review and consideration:

     1.     Win currently owns a 100% working interest in the lands and leases described as the “Purchase Lands” in Schedule “A” attached hereto. In addition Win controls the lands described as the “Option Lands” in Schedule “A”

     2.     Delta shall pay the sum of five hundred ninety seven thousand two hundred and sixty three ($597,263 US) dollars (US Funds) (hereinafter referred to as the “Purchase Price”) to Win to acquire 20% of Win’s interest in the Purchase Lands subject only to the encumbrances shown in Schedule “A”.

     3.     The Purchase Price shall be payable to Win in the form of a certified cheque and shall be payable and received by Win on or before December 31,
             2004.

     4.     Upon receipt of the Purchase Price from Delta by Win, Win shall prepare and circulate for execution by Delta a Joint Operating Agreement incorporating the 1981 Operating Procedure together with the 1996 PASC Accounting Procedure utilizing standard rates, elections and amendments. The Joint
              Operating Agreement shall govern all operations on the Purchase Lands between the parties hereto. The parties hereto agree in advance that the 1981
              Operating

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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             Procedure shall utilize elective 2401 (B) establishing a right of first refusal on subsequent dispositions by the parties hereto.

     5.     Win shall be named Initial Operator under the Joint Operating Agreement and shall conduct all operations with respect to the Purchase Lands in accordance therewith.

     6.     Delta shall have an option exercisable in writing to acquire a 15% working interest in the Option Lands on the following terms and conditions:

             a)     In the event Win proposes the drilling of a well on the Option Lands, Delta shall have the option to participate in the drilling of the well by paying
                     20% of the cost to drill, complete, cap or abandon the well. Upon completion or abandonment, Delta shall have earned a 15% interest in the section on which the well was drilled as well as 1 additional section of Option Lands selected by Win.

             b)     The election of Delta to participate in the drilling of a well under this clause shall be in writing within fifteen days of receipt of a notice by Win of its intent to drill on the Option Lands.

             c)     This option shall terminate on December 31, 2006.

             d)     Failure of Delta to respond to a notice provided pursuant to clause 6 (b) shall be deemed an election not to participate in the proposed well and its right to earn an interest in the two sections listed in the Notice shall terminate.

             e)     Delta acknowledges that the Option Lands are subject to a third party agreement and agree to be bound by the terms thereof as if named a party thereto.

     7.     The Effective Date of this transaction shall be the date on which Win has received the Purchase Price.

     8.     The Purchase Lands include a well located in Lsd 7 of Section 16 in Township 9, Range 2 W5M (hereinafter referred to as the “test well”) which has recently been drilled by Win. Win and Delta agree that Win

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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              shall assume all costs of drilling and completing or abandoning of the test well up to a gross cost of $1,330,000. Thereafter the parties agree that the costs shall be shared jointly with Delta assuming 20% of all costs, risks and expense relating to the test well.

     9.      This offer is subject to approval by the Board of Directors of Win which approval shall be received on or before Monday December 6, 2004. Failure of
              Win to secure approval of its Board of Directors shall terminate this Agreement.

    10.     Each of the parties hereto shall from time to time and at all times do such further acts and execute and deliver all such further deeds and documents as shall be reasonably required in order to fully perform and carry out the terms of this Agreement.

    11.     Time shall be of the essence.

    12.     Subject to the terms herein, this Agreement shall be binding upon and enure to the benefit of the Parties and their respective successors and permitted assigns.

    13.     This Agreement shall be interpreted and construed in accordance with the laws in force in the Province of Alberta. The Parties agree to submit to the exclusive jurisdiction of the courts of the Province of Alberta in any actions related to this Agreement.

    14.     The Parties acknowledge they have expressed herein the entire understanding and obligations of this Agreement and it is expressly understood and agreed no implied covenant, condition, term or reservation shall be read into this Agreement relating to or concerning any matter or operation provided for herein.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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     15.     This offer shall remain open for acceptance by Delta up to 4 p.m. (MST) on Thursday December 2, 2004.

Yours truly,

WIN ENERGY CORPORATION

/s/ Matthew Philipchuk
Vice President - Operations

AGREED TO AND ACCEPTED THIS 30 DAY OF NOVEMBER, 2004

/s/ Douglas N. Bolen
DELTA OIL & GAS INC.

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W.Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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Schedule “A”
Attached to and forming part of a Participation Proposal dated November 26, 2004 between Win Energy Corporation and Delta Oil & Gas Inc.

Todd Area, Alberta
The “Purchase Lands”
                                                                                                                                                                    CURRENT
TITLE DOCUMENT         LAND DESCRIPTION        INTERESTS

Crown PNG License No.                        Twp 8, Rge 2 W5M: Sections 4, 16,         Win 100%
5504090384                                                             28, SW1/4 33

                                                                                 Twp 9, Rge 2 W5M: Sections 4,
                                 SW1/4 9, 16, 21

                                                                                 All PNG

Crown PNG License No.                        Twp 9, Rge 2 W5M: Sections NE1/4        Win 100%
5504100519                                                             26, 28, 29, S1/2 & NW 32, Lsds E1/2
                                                                                 9, W1/2 10, W1/2 15, E1/2 16 of 32, 34

                                                                                 Twp 10, Rge 2 W5M: Sections W1/2
                                 5, Lsds E1/2 1, W1/2 2, W1/2 7, E1/2
                                 8, 9, N1/2 10, SW10, 15, 16 of 5

                                 All PNG

Encumbrances:

Crown Lessor Royalty
3% GORR

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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The “Option Lands”
                                                                                                                                                                   CONTROLLED
TITLE DOCUMENT        LAND DESCRIPTION        INTERESTS

FH Mineral Lease                Twp 7, Rge 2 W5M: S ½ Section 33         Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                                                    Twp 8, Rge 2 W5M: Section 3                                     Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                Twp 8, Rge 2 W5M: Section 5                                     Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                Twp 8, Rge 2 W5M: Section 9                                     Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                Twp 8, Rge 2 W5M: Section 15                                   Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                Twp 8, Rge 2 W5M: S ½ & NE ¼ of         Win 100%
(Lessor: ExxonMobil)          Section 17

FH Mineral Lease                Twp 8, Rge 2 W5M: Section 27                                   Win 100%
(Lessor: ExxonMobil)

FH Mineral Lease                                                    Twp 8, Rge 2 W5M: Section SE ¼ &        Win 100%
(Lessor: ExxonMobil)           N ½ of Section 33

Encumbrances:

18% Lessors’ Royalty
12.5% Convertible Royalty (ExxonMobil Canada)
3% GORR

Win Energy Corporation
Suite 240, 640 - 8th Avenue S.W. Calgary, Alberta, T2P 1G7
Bus: (403) 265-7787 - Fax (403) 265-7767

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